SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  February 21, 2007
(date of earliest event reported)

ASSET BACKED SECURITIES CORPORATION (as depositor under the Pooling and Servicing Agreement, relating to the Asset Backed Pass-Through Certificates,

Series RFC 2007-HE1)

ASSET BACKED SECURITIES CORPORATION, HOME EQUITY LOAN TRUST, SERIES RFC 2007-HE1
(Exact name of Issuing Entity as specified in its charter)

ASSET BACKED SECURITIES CORPORATION
(Exact name of Depositor as specified in its charter)

DLJ MORTGAGE CAPITAL, INC.
(Exact name of Sponsor as specified in its charter)
Delaware	333-131465-08	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eleven Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Asset Backed Securities Corporation (the “Company”) entered into a Pooling and Servicing Agreement dated as of January 1, 2007 (the “Agreement”) among Asset Backed Securities Corporation, as depositor, (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Select Portfolio Servicing, Inc., as servicer (the “Servicer”), U.S. Bank National Association, as trustee (the “Trustee”) and OfficeTiger Global Real Estate Services, Inc., as loan performance advisor (“OfficeTiger”), providing for the issuance of the Company’s Asset Backed Pass-Through Certificates, Series RFC 2007-HE1 (the “Certificates”). The Certificates were issued on February 6, 2007.  The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.

Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1	Pooling and Servicing Agreement dated as of January 1, 2007, by and among the Depositor, the Seller, the Servicer, the Trustee and the Loan Performance Advisor.
4.2

Master Agreement, dated as of February 6, 2007, between Credit Suisse International and U.S. Bank National Association, not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of Asset Backed Securities Corporation Home Equity Loan Trust, Series RFC 2007-HE1.

4.3

Schedule to the Master Agreement, dated as of February 6, 2007, between Credit Suisse International and U.S. Bank National Association, not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of Asset Backed Securities Corporation Home Equity Loan Trust, Series RFC 2007-HE1.

4.4

Credit Support Annex, dated as of February 6, 2007, between Credit Suisse International and U.S. Bank National Association, not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of Asset Backed Securities Corporation Home Equity Loan Trust, Series RFC 2007-HE1.

4.5

Trust Confirmation, dated as of February 6, 2007, between Credit Suisse International and U.S. Bank National Association, not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of Asset Backed Securities Corporation Home Equity Loan Trust, Series RFC 2007-HE1.

4.6

Novation Confirmation, dated as of February 6, 2007, between Credit Suisse International, Credit Suisse Management LLC, and U.S. Bank National Association, not in its individual or corporate capacity, but solely as Trustee on behalf of the Trust created under the Pooling and Servicing Agreement in respect of Asset Backed Securities Corporation Home Equity Loan Trust, Series RFC 2007-HE1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSET BACKED SECURITIES CORPORATION

By:

/s/ Gregory Richter     _

Name:

Gregory Richter

Title:

Vice President

Dated:  February 21, 2007

EXHIBIT 4.1